                                 EXHIBIT 10.14

                                AMENDMENT NO. 6
                            TO EMPLOYMENT AGREEMENT


                 AGREEMENT dated as of May 16, 1994 between _________________ ("Employee") and Chemed Corporation (the "Company").
                 WHEREAS, Employee and the Company have entered into an Employment Agreement dated as of May 2, 1988 and amended May 15, 1989, May 21, 1990, May 20, 1991, May 18, 1992 and May 17, 1993 ("Employment Agreement"); and
                 WHEREAS, Employee and the Company desire to further amend the Employment Agreement in certain respects.
                 NOW, THEREFORE, Employee and the Company mutually agree that the Employment Agreement shall be amended, effective as of May 16, 1994, as follows:
             A. The date, amended as of May 17, 1993, set forth in Section 1.2 of the Employment Agreement, is hereby deleted and the date of May 3, 1999 is hereby substituted therefor.
             B. The amount of unrestricted stock award recognized in lieu of incentive compensation in 1993 is $_________________.
                 Except as specifically amended in this Amendment No. 6 to Employment Agreement, the Employment Agreement, as amended, shall continue in full force and effect in accordance with its terms, conditions and provisions.
                 IN WITNESS WHEREOF, the parties have duly executed this amendatory agreement as of the date first above written.

                                                   EMPLOYEE


                                                   _____________________



                                                   CHEMED CORPORATION


                                                   _____________________
                                                   Kevin J. McNamara
                                                   Executive Vice President,
                                                   Secretary and General Counsel
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                           SCHEDULE TO EXHIBIT 10.14


                                  Minimum                           Current
                                   Annual         Current (a)      Expiration
                                Base Salary       Stock Award       Date of
Name and Position                and Bonus       Compensation      Agreement
- -----------------               -----------      ------------     ----------
Edward L. Hutton                  $500,000         $273,217         5/3/99
Chairman and Chief                 246,000
Executive Officer

Kevin J. McNamara                  146,000           16,557         5/3/99
President                           35,750

Paul C. Voet                       240,500           10,778         5/3/99
Executive Vice President            85,000

Timothy S. O'Toole                 105,000           30,860         5/3/99
Executive Vice President            22,300
and Treasurer

Sandra E. Laney                    100,000           18,669         5/3/99
Senior Vice President and           32,500
Chief Administrative Officer


Arthur V. Tucker                    90,000            3,933         5/3/99
Vice President and Controller       16,000

______________________________

(a) Amount of unrestricted stock award recognized in lieu of incentive compensation in 1994.